Charles Lynch joins Pet Airways’ Board of Directors
Former Chairman and CEO of DHL Airways strengthens Pet Airways Board

Delray Beach, Fl – March 9th, 2011: Pet Airways, Inc. (OTCQB: PAWS), the world's only airline designed specifically for the safe and comfortable transportation of pets, today announced that Charles A. Lynch has joined its board of directors.

Mr. Lynch is currently the Chairman of Market Value Partners Company. Mr. Lynch served as the Chairman and Chief Executive Officer of a number of major corporations during his career, including DHL Airways, Inc., nSpired Natural Foods, and Saga Corporation. He is a board member of, and advisor to, a number of Internet startup companies, as well as a former advisor to Bain and Company.  He has also served as a director of over 20 major corporations, including Pacific Life Insurance Company, Syntex Corporation, Mid-Peninsula Bank, Nordstrom Inc., Southern Pacific Transportation, W.R. Grace and Co. Consolidated Freightways, and Greyhound Lines Inc. Mr. Lynch graduated from Yale University with a Bachelors of Science in industrial administration and later received an honorary doctor of laws from Golden Gate University.  He is the former Chairman of The California Business Roundtable, the Palo Alto Medical Foundation, and the United Way of the Bay Area.

Dan Wiesel, Chairman and Chief Executive Officer of Pet Airways stated, “We are excited to have someone of Charlie’s caliber join our board.  Charlie’s immense experience, knowledge and insight will be invaluable as we grow the company and redefine the pet travel category.”

Mr. Lynch commented, “Pet Airways is an exciting growth company that has quickly created a whole new transportation category and experience for pets.  I look forward to helping the company as it leverages its leadership position in this new travel industry sector.”

Forward-Looking Statements

This press release includes statements that may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts, including, without limitation, statements regarding future financial position, business strategy, budgets, projected sales, projected costs, and management objectives, are forward-looking statements.  Terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," or "believes" or the negative thereof, any variation thereon or similar terminology are intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and adversely from the results proposed in such statements.  Important factors that could cause actual results to differ from our expectations include, but are not limited to: the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our business plan; our ability to control costs; our ability to attract and retain customers; transportation demand; general economic conditions; costs of aviation fuel; competitive pricing pressures; governmental regulation; weather conditions; and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption "Risk Factors" in the Form 8-K filed with the Securities and Exchange Commission on August 16, 2010 and other filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by the foregoing cautionary statements. We assume no duty to update or revise our forward-looking statements based on changes in our expectations or events after the date hereof.

About Pet Airways, Inc.

Pet Airways is the only airline with specifically designed planes for safe and comfortable pet transportation. Pet Airways' Pawsengers™ always travel in the main cabin, not cargo.  Pets are continuously monitored by an In-Flight Pet Attendant in the climate-controlled cabin with lots of fresh, cool air for maximum comfort.  With Pet Airways, pet parents can be assured their pet will be treated to top quality safety, care and comfort throughout the journey. The airline launched flight operations in 2009 and currently serves nine coast-to-coast destinations across the United States, including Los Angeles, Phoenix, Denver, Omaha, Chicago, Baltimore, New York, Atlanta and Ft. Lauderdale. We recently announced plans to begin flight operations at Orlando.

For more information visit www.petairways.com.

Company Contact:

Investor Relations
408-248-6000 ext. 198
ir@petairways.com